SUMMARY PROSPECTUS January 29, 2016

AB Global Real Estate Investment Fund II

Ticker: Class I–ARIIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (“SAI”), both dated January 29, 2016, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://www.ABglobal.com/links/pcmf, email a request to prorequest@ABglobal.com, or call (collect) (212) 486-5800.

PRO-0105-RE-0116

INVESTMENT OBJECTIVE

The Fund’s investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I
Management Fees	.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses:
Transfer Agent	.01%
Other Expenses	.12%

Total Other Expenses	.13%

Total Annual Fund Operating Expenses	.68%

Examples

The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year and that the Fund’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class I
After 1 Year	$69
After 3 Years	$218
After 5 Years	$379
After 10 Years	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 78% of the average value of its portfolio.

PRINCIPAL STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund invests in U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund’s investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers, using a fundamental value approach. In selecting real estate equity securities, the Adviser’s research and investment process seeks to identify globally those companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser’s fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or CMOs. The Fund may also invest in short-term investment grade debt securities and other fixed-income securities.

Currencies can have a dramatic impact on equity return, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund invests in equity securities that include common stock, shares of beneficial interest of REITs, and securities with common stock characteristics, such as preferred stock or convertible securities (“real estate equity securities”). The Fund may enter into forward commitments and standby commitment agreements. The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards, and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or exchange-traded funds (“ETFs”). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

PRINCIPAL RISKS

•

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

•

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. The Portfolio many be subject to a heightened risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

•

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

•

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

•

Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

•	Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

•

Prepayment Risk: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

•

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

•

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements or forward commitments, or by borrowing money.

•

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the desired results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

•	how the Fund’s performance changed from year to year over ten years; and

•	how the Fund’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You can obtain updated performance information for the Fund at www.bernstein.com (click on “Investments,” then “Mutual Fund Performance at a Glance”).

The Fund’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart

The annual returns in the bar chart are for the Fund’s Class I shares.

During the period shown in the bar chart, the Fund’s:

Best Quarter was up 28.98%, 2nd quarter, 2009; and Worst Quarter was down -30.30%, 4th quarter, 2008.

Performance Table

Average Annual Total Returns

(For the periods ended December 31, 2015)

		1 Year	5 Years	10 Years
Class I*	Return Before Taxes	0.38%	8.14%	5.11%

	Return After Taxes on Distributions	-1.02%	6.30%	3.03%

	Return After Taxes on Distributions and Sale of Fund Shares	0.28%	5.59%	3.51%
S&P 500 Index		1.38%	12.57%	7.31%
MSCI World Index (net)** (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)		-0.87%	7.59%	4.98%
FTSE NAREIT Equity REIT Index** (reflects no deduction for fees, expenses, or taxes)		2.83%	11.91%	7.38%
FTSE EPRA/NAREIT Developed Real Estate Index (net)** (reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)		-0.79%	7.17%	4.67%

*	After-tax Returns:

–	Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	The MSCI World Index (net) provides broad-based information about the performance of global markets. The FTSE NAREIT Equity REIT Index provides more information about the performance of REITs in the U.S. The FTSE EPRA/NAREIT Developed Real Estate Index provides more information about the performance of REITs in global markets.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER

The following table lists the person responsible for the day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Eric J. Franco	Since 2012	Senior Vice President of the Adviser

PURCHASE AND SALE OF FUND SHARES

Purchase Minimums

	Initial	Subsequent
Class I Shares	$10,000*	None

*	Applies to shares purchased through a Bernstein advisor. Otherwise, a $2,000,000 initial purchase minimum applies.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION

The Fund may pay income dividends or make capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PRO-0105-RE-0116

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